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                                                                    Exhibit 23.1

                              PRICE WATERHOUSE LLP


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 26, 1996, which appears on page F2 of the Celex Group, Inc. Annual Report on Form 10-K for the period ended February 3, 1996.




Price Waterhouse LLP
Chicago, Illinois
October 7, 1996




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